UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 05, 2023

MARPAI, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40904	86-1916231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 Channelside Drive, Suite 207
Tampa, Florida		33602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646 303-3483

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MRAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2023, Marpai, Inc. (the “Company”) executed a Separation Agreement (the “Gonzalez Agreement”) with Edmundo Gonzalez, the Company’s former Chief Executive Officer.

Pursuant to the terms of the Gonzalez Agreement, the Company agreed to extend, until December 6, 2024, the exercise period of Mr. Gonzalez’s options which were granted under the Company’s 2021 Global Stock Incentive Plan, including (i) the option grant dated June 14, 2022 for 214,308 shares of the Company’s Class A common stock, which were fully vested upon grant, (ii) the option grant dated June 14, 2022 for 175,000 shares of the Company’s Class A common stock, with a vesting commencement date of June 14, 2022, and (iii) the option grant dated June 14, 2022 for 75,000 shares of the Company’s Class A common stock, with a vesting commencement date of June 14, 2022. Also, the Company agreed to issue Mr. Gonzalez a warrant (the “Warrant”) to purchase up to 140,000 shares of the Company’s Class A common stock, with an exercise price of $2.50 per share with a five (5) year term. The Warrant’s purchase price is $0.23 per share, with the right to a cashless exercise.

On December 5, 2023, the Company executed a Separation Agreement (the “Bibring Agreement”) with Yoram Bibring, the Company’s former Chief Financial Officer. Pursuant to the terms of the Bibring Agreement, the Company agreed to pay Mr. Bibring severance in an amount equal to six (6) months of Mr. Bibring’s base salary, totaling $127,500.

The foregoing description of the terms of the Warrant, Gonzalez Agreement and the Bibring Agreement are not intended to be complete and are qualified in their entirety by reference to the Warrant, Gonzalez Agreement and the Bibring Agreement, copies of which are attached hereto as Exhibits 1.1, 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Form of Warrant
10.1	Separation Agreement, executed by and between Marpai, Inc. and Edmundo Gonzalez, dated December 6, 2023
10.2	Separation Agreement, executed by and between Marpai, Inc. and Yoram Bibring, dated December 5, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARPAI, INC.

Date:	December 11, 2023	By:	/s/ Damien Lamendola
Name: Damien Lamendola Title: Chief Executive Officer